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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT RESERVE ENGINEERS

We hereby consent to all references to Coutret and Associates, Inc. and/or the reports prepared by Coutret and Associates, Inc. in this Registration Statement on Form S-1 and to the reference to our firm as experts in the Registration Statement on Form S-1.


                                    /s/ Robert M. McGowen
                                    -----------------------------
                                    Robert M. McGowen
                                    Coutret and Associates, Inc.

November 22, 2000